Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of June 10, 2013, by and among SS&C TECHNOLOGIES HOLDINGS, INC., a Delaware corporation (the “Parent”), SS&C TECHNOLOGIES INC., a Delaware corporation (the “Company”), SS&C TECHNOLOGIES HOLDINGS EUROPE, a société à responsabilité limitée organized under the laws of Luxembourg, having its registered office at 9-11, rue de Louvigny, L-1946 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B163.061 (the “Designated Borrower”, and together with the Company, the “Borrowers” and each a “Borrower”), certain subsidiaries of the Parent party hereto as guarantors (together with the Parent, the “Guarantors”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), and as designated 2013 Replacement Term Lender (in such capacity, the “Designated 2013 Replacement Term Lender”) and each 2013 Converting Lender (as defined below). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Fifth Amendment).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Parent, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to a Credit Agreement, dated as of March 14, 2012, as amended by the First Amendment to Credit Agreement, dated as of May 23, 2012, as further amended by the Second Amendment to Credit Agreement, dated as of June 1, 2012, as further amended by the Third Amendment to Credit Agreement, dated as of July 30, 2012, and as further amended by the Fourth Amendment to Credit Agreement, dated as of September 21, 2012 (the “Credit Agreement”, and the Credit Agreement, as amended by this Fifth Amendment, the “Amended Credit Agreement”);

WHEREAS, on the date hereof (but prior to giving effect to this Fifth Amendment), there are outstanding Initial Term B-1 Loans and Initial Term B-2 Loans under the Credit Agreement (for purposes of this Fifth Amendment, herein called the “Refinanced Term B-1 Loans” and “Refinanced Term B-2 Loans”, respectively, and collectively the “Refinanced Term Loans”) in an aggregate principal amount of $620,215,822.43 and $64,160,257.51 respectively;

WHEREAS, in accordance with the provisions of Section 11.01 of the Credit Agreement, the Borrowers, the Parent and the other Guarantors wish to amend the Credit Agreement to enable the Borrowers to refinance in full the outstanding Refinanced Term Loans with the proceeds of the 2013 Replacement Term Loans (as defined below) as more fully provided herein;

WHEREAS, the Borrowers, the Parent, the other Guarantors, the Administrative Agent and the 2013 Replacement Term Lenders wish to amend the Credit Agreement (i) to provide for the refinancing in full of all of the outstanding Refinanced Term Loans with the 2013 Replacement Term Loans and (ii) certain other modifications to the Credit Agreement, in each case on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to that certain engagement letter (the “Fifth Amendment Engagement Letter”) dated as of May 3, 2013 between the Company, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc. (“DBSI”) , DBSI has agreed to act as sole lead arranger and book running manager with respect to this Fifth Amendment and the 2013 Replacement Term Loans provided for hereunder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement.

(a) (i) Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, the 2013 Replacement Term Lenders hereby agree to make 2013 Replacement Term Loans to the Borrowers on the Fifth Amendment Effective Date (as defined below) as follows:

(A)(x) each Person with a 2013 Replacement Term B-1 Loan Commitment (as defined below), in excess of any 2013 Replacement Term B-1 Loan Conversion Amount (as defined below) of such Person (each, a “New 2013 Replacement Term B-1 Loan Commitment”) (each such Person, a “New 2013 Replacement Term B-1 Lender” and, together with the Converting Term B-1 Lenders and the Designated 2013 Replacement Term Lender, collectively the “2013 Replacement Term B-1 Lenders”) severally agrees to make and fund to the Company a new loan (each, a “New 2013 Replacement Term B-1 Loan” and (1) collectively, the “New 2013 Replacement Term B-1 Loans” and (2) together with the Converted 2013 Replacement Term B-1 Loans (as defined below), collectively, the “2013 Replacement Term B-1 Loans”) in Dollars in a principal amount equal to such New 2013 Replacement Term B-1 Lender’s New 2013 Replacement Term B-1 Loan Commitment on the Fifth Amendment Effective Date and (y) each Converting Term B-1 Lender (as defined below) severally agrees to convert its existing Refinanced Term B-1 Loans into 2013 Replacement Term B-1 Loans on the Fifth Amendment Effective Date in a principal amount equal to such Converting Term B-1 Lender’s 2013 Replacement Term B-1 Loan Conversion Amount, to refinance all outstanding Refinanced Term B-1 Loans in accordance with Section 11.01 of the Credit Agreement and this Fifth Amendment; and

(B)(x) each Person with a 2013 Replacement Term B-2 Loan Commitment (as defined below), in excess of any 2013 Replacement Term B-2 Loan Conversion Amount (as defined below) of such (each, a “New 2013 Replacement Term B-2 Loan Commitment”, and together with the New 2013 Replacement Term B-1 Loan Commitments, the “New 2013 Replacement Term Loan Commitments”) (each such Person, a “New 2013 Replacement Term B-2 Lender” and (1) together with the New 2013 Replacement Term B-1 Lenders, collectively the “New 2013 Replacement Term Lenders”, (2) together with the Converting Term B-2 Lenders and the Designated 2013 Replacement Term Lender, collectively the “2013 Replacement Term B-2 Lenders” and (3) together with the 2013 Replacement Term B-1 Lenders, collectively the “2013 Replacement Term Lenders”) severally agrees to make and fund to the Designated Borrower a new loan (each, a “New 2013 Replacement Term B-2 Loan” and (1) collectively, the “New 2013 Replacement Term B-2 Loans”, (2) together with the Converted 2013 Replacement Term B-2 Loans (as defined below), collectively, the “2013 Replacement Term B-2 Loans”, (3) together with the New 2013 Replacement Term B-1 Loans, collectively, the “New 2013 Replacement Term B Loans” and (4) together with the 2013 Replacement Term B-1 Loans, collectively, the “2013 Replacement Term Loans”) in Dollars in a principal amount equal to such New 2013 Replacement Term B-2 Lender’s New 2013 Replacement Term B-2 Loan Commitment on the Fifth Amendment Effective Date and (y) each Converting Term B-2 Lender (as defined below) severally agrees to convert its existing Refinanced Term B-2 Loans into 2013 Replacement Term B-2 Loans on the Fifth Amendment Effective Date in a principal amount equal to such Converting Term B-2 Lender’s 2013 Replacement Term B-2 Loan Conversion Amount, to refinance all outstanding Refinanced Term B-2 Loans in accordance with Section 11.01 of the Credit Agreement and this Fifth Amendment.

It is understood and agreed that the 2013 Replacement Term Loans being made pursuant to this Fifth Amendment shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 11.01 of the Credit Agreement and the Refinanced Term Loans being refinanced shall constitute “Refinanced Term Loans” as defined in, and pursuant to, such Section 11.01. Except as expressly provided in this Fifth Amendment (including as to Applicable Rate and call protection) and the Credit Agreement (as modified hereby), the 2013 Replacement Term Loans shall be on terms identical to the Refinanced Term Loans (including as to maturity, Guarantors (except to the extent expressly provided herein), Collateral (and ranking) and payment priority).

(ii) DBSI has prepared a schedule (the “2013 Replacement Term Loan Commitment Schedule”) which sets forth the allocated commitments received by it with respect to the 2013 Replacement Term B-1 Loans and the 2013 Replacement Term B-2 Loans (the “2013 Replacement Term B-1 Loan Commitments” and “2013 Replacement Term B-2 Loan Commitments”, respectively, and collectively the “2013 Replacement Term Loan Commitments”) from the 2013 Replacement Term Lenders and has notified each 2013 Replacement Term Lender of its allocated 2013 Replacement Term Loan Commitment under each applicable Facility. Each of the 2013 Replacement Term Lenders by providing its 2013 Replacement Term Loan Commitment has consented to the terms of this Fifth Amendment and, in the case of any New 2013 Replacement Term Lender, shall become a party to the Amended Credit Agreement pursuant to one or more Assignment and Assumptions. On the Fifth Amendment Effective Date, all then outstanding Refinanced Term Loans shall be refinanced in full as follows:

(s) the outstanding aggregate principal amount of Refinanced Term B-1 Loans of each Lender that (i) is an existing Lender with respect to Refinanced Term B-1 Loans prior to giving effect to this Fifth Amendment (each, an “Initial Term B-1 Existing Lender”) and (ii) is not a Converting Term B-1 Lender (as defined below) (a Lender meeting the requirements of clauses (i) and (ii), each, a “Non-Converting Term B-1 Lender”) shall be repaid in full in cash with respect to its Refinanced Term B-1 Loans;

(t) the outstanding aggregate principal amount of Refinanced Term B-2 Loans of each Lender that (i) is an existing Lender with respect to Refinanced Term B-2 Loans prior to giving effect to this Fifth Amendment (each, an “Initial Term B-2 Existing Lender” and, together with the Initial Term B-1 Existing Lenders, the “Existing Lenders”) and (ii) is not a Converting Term B-2 Lender (as defined below) (each, a “Non-Converting Term B-2 Lender” and, together with the Non-Converting Term B-1 Lenders, the “2013 Non-Converting Lenders”) shall be repaid in full in cash with respect to its Refinanced Term B-2 Loans;

(u) to the extent any Initial Term B-1 Existing Lender has a 2013 Replacement Term B-1 Loan Commitment (for this purpose excluding any New 2013 Replacement Term Loan B-1 Commitment) that is less than the full outstanding aggregate principal amount of Refinanced Term B-1 Loans of such Initial Term B-1 Existing Lender as determined by DBSI and the Company in accordance with clause (ii)(w) below, such Initial Term B-1 Existing Lender shall be repaid in cash in an amount equal to the difference between such Initial Term B-1 Existing Lender’s 2013 Replacement Term B-1 Loan Commitment and outstanding aggregate principal amount of Refinanced Term B-1 Loans (the “Non-Converting Term B-1 Portion”);

(v) to the extent any Initial Term B-2 Existing Lender has a 2013 Replacement Term B-2 Loan Commitment (for this purpose excluding any New 2013 Replacement Term Loan B-2 Commitment) that is less than the full outstanding aggregate principal amount of Refinanced Term B-2 Loans of such Initial Term B-2 Existing Lender as determined by DBSI and the Designated Borrower in accordance with clause (ii)(x) below, such Initial Term B-2 Existing Lender shall be repaid in cash in an amount equal to the difference between such Initial Term B-2 Existing Lender’s 2013 Replacement Term B-2 Loan Commitment and outstanding aggregate principal amount of Refinanced Term B-2 Loans (the “Non-Converting Term B-2 Portion” and, together with any Non-Converting Term B-1 Portion, the “Non-Converting Portion”);

(w) the outstanding aggregate principal amount of Refinanced Term B-1 Loans of each Initial Term B-1 Existing Lender which has executed this Fifth Amendment as a “Converting Lender” (each, a “Converting Term B-1 Lender”) shall automatically be converted into 2013 Replacement Term B-1 Loans (a “Converted Replacement Term B-1 Loan”) in a principal amount equal to such Converting Term B-1 Lender’s 2013 Replacement Term B-1 Loan Conversion Amount (each such conversion, a “Term B-1 Loan Conversion”). For purposes of this Fifth Amendment, a Converting Term B-1 Lender’s “2013 Replacement Term B-1 Loan Conversion Amount” shall mean the amount determined by DBSI and the Company as the final amount of such Converting Term B-1 Lender’s Term B-1 Loan Conversion on the Fifth Amendment Effective Date and notified to each such Converting Term B-1 Lender by DBSI promptly after the Fifth Amendment Effective Date. The “2013 Replacement Term B-1 Loan Conversion Amount” of any Converting Term B-1 Lender shall not exceed (but may be less than) the principal amount of such Converting Term B-1 Lender’s Refinanced Term B-1 Loans immediately prior to the Fifth Amendment Effective Date. All such determinations made by DBSI and the Company shall, absent manifest error, be final, conclusive and binding on the Company, the Lenders and the Administrative Agent and neither the Company nor DBSI shall have any liability to any Person with respect to such determination absent gross negligence or willful misconduct;

(x) the outstanding aggregate principal amount of Refinanced Term B-2 Loans of each Initial Term B-2 Existing Lender which has executed this Fifth Amendment as a “Converting Lender” (each, a “Converting Term B-2 Lender” and, together with the Converting Term B-1 Lenders, the “2013 Converting Lenders”) shall automatically be converted into 2013 Replacement Term B-2 Loans (a “Converted 2013 Replacement Term B-2 Loan” and, together with the Converted 2013 Replacement Term B-1 Loans, the “Converted 2013 Replacement Term Loans”) in a principal amount equal to such Converting Term B-2 Lender’s 2013 Replacement Term B-2 Loan Conversion Amount (each such conversion, a “Term B-2 Loan Conversion” and, together with the Term B-1 Loan Conversions, collectively the “Loan Conversion”). For purposes of this Fifth Amendment, a Converting Term B-2 Lender’s “2013 Replacement Term B-2 Loan Conversion Amount” shall mean the amount determined by DBSI and the Designated Borrower as the final amount of such Converting Term B-2 Lender’s Term B-2 Loan Conversion on the Fifth Amendment Effective Date and notified to each such Converting Term B-2 Lender by DBSI promptly after the Fifth Amendment Effective Date. The “2013 Replacement Term B-2 Loan Conversion Amount” of any Converting Term B-2 Lender shall not exceed (but may be less than) the principal amount of such Converting Term B-2 Lender’s Refinanced Term B-2 Loans immediately prior to the Fifth Amendment Effective Date. All such determinations made by DBSI and the Designated Borrower shall, absent manifest error, be final, conclusive and binding on the Designated Borrower, the Lenders and the Administrative Agent and neither the Designated Borrower nor DBSI shall have any liability to any Person with respect to such determination absent gross negligence or willful misconduct; and

(y) the Designated 2013 Replacement Term Lender agrees to make (i) to the Company a New 2013 Replacement Term B-1 Loan in Dollars in a principal amount equal to the aggregate principal amount of all New 2013 Replacement Term B-1 Loan Commitments on the Fifth Amendment Effective Date and (ii) to the Designated Borrower a New 2013 Replacement Term B-2 Loan in Dollars in a principal amount equal to the aggregate principal amount of all New 2013 Replacement Term B-2 Loan Commitments on the Fifth Amendment Effective Date.

(iii) Each 2013 Replacement Term Lender hereby agrees to fund its 2013 Replacement Term Loans under each Facility in an aggregate principal amount equal to such 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment under such Facility as follows:

(x) (1) each Converting Term B-1 Lender shall fund its Converted 2013 Replacement Term B-1 Loan to the Company by converting all or a portion of its then outstanding principal amount of Refinanced Term B-1 Loans into a Converted 2013 Replacement Term B-1 Loan in a principal amount equal to such Converting Term B-1 Lender’s 2013 Replacement Term B-1 Loan Conversion Amount as provided in clause (ii)(w) above, (2) each New 2013 Replacement Term B-1 Lender shall fund in cash its 2013 Replacement Term B-1 Loans in an aggregate principal amount equal to such New

2013 Replacement Term B-1 Lender’s New 2013 Replacement Term B-1 Loan Commitment to the Designated 2013 Replacement Term Lender unless otherwise agreed by the Company and the Administrative Agent and (3) the Designated 2013 Replacement Term Lender shall fund in cash to the Company, on behalf of each New 2013 Replacement Term B-1 Lender with a New 2013 Replacement Term B-1 Loan Commitment, an amount equal to such New 2013 Replacement Term B-1 Lender’s New 2013 Replacement Term B-1 Loan Commitment.

(y) (1) each Converting Term B-2 Lender shall fund its Converted 2013 Replacement Term B-2 Loan to the Designated Borrower by converting all or a portion of its then outstanding principal amount of Refinanced Term B-2 Loans into a Converted 2013 Replacement Term B-2 Loan in a principal amount equal to such Converting Term B-2 Lender’s 2013 Replacement Term B-2 Loan Conversion Amount as provided in clause (ii)(x) above, (2) each New 2013 Replacement Term B-2 Lender shall fund in cash its 2013 Replacement Term B-2 Loans in an aggregate principal amount equal to such New 2013 Replacement Term B-2 Lender’s New 2013 Replacement Term B-2 Loan Commitment to the Designated 2013 Replacement Term Lender unless otherwise agreed by the Designated Borrower and the Administrative Agent and (3) the Designated 2013 Replacement Term Lender shall fund in cash to the Designated Borrower, on behalf of each New 2013 Replacement Term B-2 Lender with a New 2013 Replacement Term B-2 Loan Commitment, an amount equal to such New 2013 Replacement Term B-2 Lender’s New 2013 Replacement Term B-2 Loan Commitment.

(iv) The Converted 2013 Replacement Term B-1 Loans subject to the Term B-1 Loan Conversion shall be allocated ratably to the outstanding Borrowings of Refinanced Term B-1 Loans (based upon the relative principal amounts of Borrowings of Refinanced Term B-1 Loans subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2013 Replacement Term B-1 Loans shall constitute a new “Borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same Eurocurrency Rate but adjusted, for this purpose, to give effect to clause (a) in the definition thereof as modified hereby) applicable to the Borrowing of Refinanced Term B-1 Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new Type of Borrowing is selected in accordance with the provisions of Section 2.02 of the Credit Agreement. New 2013 Replacement Term B-1 Loans shall be initially incurred pursuant to one “borrowing” of Eurocurrency Rate Loans which shall be allocated ratably to the outstanding “deemed” Borrowings of Converted 2013 Replacement Term B-1 Loans on the Fifth Amendment Effective Date (based upon the relative principal amounts of the deemed Borrowings of Converted 2013 Replacement Term B-1 Loans subject to different Interest Periods on the Fifth Amendment Effective Date after giving effect to the foregoing provisions of this clause (iv)). Each such “borrowing” of New 2013 Replacement Term B-1 Loans shall (i) be added to (and made a part of) the related deemed Borrowing of Converted 2013 Replacement Term B-1 Loans, (ii) be subject to (x) an Interest Period which commences on the Fifth Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Converted 2013 Replacement Term B-1 Loans to which it is added and (y) the same Eurocurrency Rate but adjusted, for this purpose, to give effect to clause (a) in the definition thereof as modified hereby, applicable to such deemed Borrowing of Converted 2013 Replacement Term B-1 Loans. The Applicable Rate of such Borrowing of 2013 Replacement Term B-1 Loans shall be the Applicable Rate set forth in the Amended Credit Agreement.

(v) The Converted 2013 Replacement Term B-2 Loans subject to the Term B-2 Loan Conversion shall be allocated ratably to the outstanding Borrowings of Refinanced Term B-2 Loans (based upon the relative principal amounts of Borrowings of Refinanced Term B-2 Loans subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2013 Replacement Term B-2 Loans shall constitute a new “Borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same Eurocurrency Rate but adjusted, for this purpose, to give effect to clause (a) in the definition thereof as modified hereby) applicable to the Borrowing of Refinanced Term B-2 Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new Type of Borrowing is selected in accordance with the provisions of Section 2.02 of the Credit Agreement. New 2013 Replacement Term B-2 Loans shall be initially incurred pursuant to one “borrowing” of Eurocurrency Rate Loans which shall be allocated ratably to the outstanding “deemed” Borrowings of Converted 2013 Replacement Term B-2 Loans on the Fifth Amendment Effective Date (based upon the relative principal amounts of the deemed Borrowings of Converted 2013 Replacement Term B-2 Loans subject to different Interest Periods on the Fifth Amendment Effective Date after giving effect to the foregoing provisions of this clause (iv)). Each such “borrowing” of New 2013 Replacement Term B-2 Loans shall (i) be added to (and made a part of) the related deemed Borrowing of Converted 2013 Replacement Term B-2 Loans, (ii) be subject to (x) an Interest Period which commences on the Fifth Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Converted 2013 Replacement Term B-2 Loans to which it is added and (y) the same Eurocurrency Rate but adjusted, for this purpose, to give effect to clause (a) in the definition thereof as modified hereby, applicable to such deemed Borrowing of Converted 2013 Replacement Term B-2 Loans. The Applicable Rate of such Borrowing of 2013 Replacement Term B-2 Loans shall be the Applicable Rate set forth in the Amended Credit Agreement.

(vi) On the Fifth Amendment Effective Date, the Borrowers shall pay in cash (x) all interest accrued on the Refinanced Term Loans through the Fifth Amendment Effective Date and (y) to each 2013 Non-Converting Lender and each 2013 Converting Lender in respect of any Non-Converting Portion of that 2013 Converting Lender under any Facility, any breakage loss or expenses due under Section 3.05 of the Credit Agreement (it being understood that existing Interest Periods of the Refinanced Term Loans under each Facility held by 2013 Replacement Term Lenders prior to the Fifth Amendment Effective Date shall continue on and after the Fifth Amendment Effective Date pursuant to preceding clauses (iv) and (v) and shall accrue interest in accordance with Section 2.08 of the Credit Agreement on and after the Fifth Amendment Effective Date as if the Fifth Amendment Effective Date were a new Borrowing date). Notwithstanding anything to the contrary in this Section 1(a)(vi)(y) or in Section 3.05 of the Credit Agreement, each 2013 Converting Lender hereby waives (other than in respect of any Non-Converting Portion of that 2013 Converting Lender), and each New 2013 Replacement Term Lender with a New 2013 Replacement Term Loan Commitment irrevocably waives (by execution of an Assignment and Assumption with respect to any 2013 Replacement Term Loans), any entitlement to any breakage loss or expenses due under Section 3.05 of the Credit Agreement with respect to the repayment of any Refinanced Term Loans it holds as an Existing Lender which have been converted into or replaced or repaid with 2013 Replacement Term Loans on the Fifth Amendment Effective Date.

(vii) Promptly following the Fifth Amendment Effective Date, all Notes, if any, evidencing the Refinanced Term Loans shall be cancelled, and any 2013 Replacement Term Lender may request that its 2013 Replacement Term Loan be evidenced by a Note pursuant to Section 2.11(a) of the Credit Agreement.

(viii) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2013 Replacement Term Loans (if any) will be used solely to repay outstanding Refinanced Term Loans of 2013 Non-Converting Lenders under the applicable Facility (if any) and outstanding Refinanced Term Loans of 2013 Converting Lenders in an amount equal to any Non-Converting Portion (if any) of such 2013 Converting Lenders’ Refinanced Term Loans under the applicable Facility, in each case on the Fifth Amendment Effective Date.

(ix) On the Fifth Amendment Effective Date (after giving effect to this Fifth Amendment), (x) the aggregate outstanding principal amount of the 2013 Replacement Term B-1 Loans shall be $620,215,822.43 and (y) the aggregate outstanding principal amount of the 2013 Replacement Term B-2 Loans shall be $64,160,257.51.

(b) Subject to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, upon the making of the 2013 Replacement Term Loans, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Guarantor becomes effective with respect to such related Swap Obligation.

“Fifth Amendment” shall mean the Fifth Amendment, dated as of June 10, 2013, to this Agreement by and among the Borrowers, the Parent, the other Guarantors, the Administrative Agent, the Designated 2013 Replacement Term Lender and the 2013 Converting Lenders.

“Fifth Amendment Effective Date” means June 10, 2013.

“New 2013 Replacement Term Lender” has the meaning provided in the Fifth Amendment.

“New 2013 Replacement Term Loan Commitment” has the meaning provided in the Fifth Amendment.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other person as constitutes an “ECP” under the Commodity Exchange Act or any regulations promulgated thereunder.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“2013 Converting Lender” has the meaning provided in the Fifth Amendment.

“Designated 2013 Replacement Term Lender” has the meaning provided in the Fifth Amendment.

“2013 Replacement Term B-1 Loan” has the meaning provided in the Fifth Amendment.

“2013 Replacement Term B-2 Loan” has the meaning provided in the Fifth Amendment.

“2013 Replacement Term Lender” has the meaning provided in the Fifth Amendment.

“2013 Replacement Term Loan” has the meaning provided in the Fifth Amendment.

“2013 Replacement Term Loan Commitment” has the meaning provided in the Fifth Amendment.

(ii) The first paragraph of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Applicable Rate” means (a) with respect to an Incremental Term Loan, the percentage(s) per annum set forth in the applicable Incremental Term Loan Agreement; (b) at any time when the Consolidated Net Senior Secured Leverage Ratio is greater than or equal to 3.00:1 (“Pricing Tier 1”), with respect to Revolving Loans, Term A-1 Loans and Term A-2 Loans (i) maintained as Base Rate Loans, 1.75% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.75% per annum; (c) at any time when the Consolidated Net Senior Secured Leverage Ratio is less than 3.00:1 (“Pricing Tier 2”), with respect to Revolving Loans, Term A-1 Loans and Term A-2 Loans (i) maintained as Base Rate Loans, 1.50% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.50% per annum; (d) at any time when the Consolidated Net Senior Secured Leverage Ratio is greater than or equal to 2.75:1, with respect to 2013 Replacement Term B-1 Loans or 2013 Replacement Term B-2 Loans (i) maintained as Base Rate Loans, 1.75% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.75% per annum; (e) at any time when the Consolidated Net Senior Secured Leverage Ratio is less than 2.75:1, with respect to 2013 Replacement Term B-1 Loans or 2013 Replacement Term B-2 Loans (i) maintained as Base Rate Loans, 1.50% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.50% per annum; (f) at all times, with respect to Bridge Loans (i) maintained as Base Rate Loans, 1.75% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.75% per annum; and (g) with respect to (i) the commitment fees payable in respect of undrawn Revolving Commitments pursuant to Section 2.09(a) and (ii) the Letter of Credit Fees, the following percentages per annum:

Pricing Tier	Consolidated Net Senior Secured Leverage Ratio	Commitment Fee	Letters of Credit
1	>3.00:1.0	0.50%	2.75%
2	<3.00:1.0	0.375%	2.75%

in each case in clauses (b), (c), (d), (e) and (g) above based upon the Consolidated Net Senior Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b).

(iii) The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Commitment” means with respect to each Lender (i) as to each Revolving Lender, the Revolving Commitment of such Revolving Lender, (ii) as to each Term A-1 Lender, the Term A-1 Commitment of such Term A-1 Lender, (iii) as to each Initial Term A-2 Lender, the Term A-2 Commitment of such Initial Term A-2 Lender, (iv) as to each Initial Term B-1 Lender, the Term B-1 Commitment of such Initial Term B-1 Lender, (v) as to each Initial Term B-2 Lender, the Term B-2 Commitment of such Initial Term B-2 Lender, (vi) as to each Initial Bridge Lender, the Bridge Commitment of such Initial Bridge Lender, (vii) as to each 2013 Replacement Term Lender, the commitment of such 2013 Replacement Term Lender to make the 2013 Replacement Term Loans as provided in Section 1 of the Fifth Amendment in an aggregate amount not to exceed the 2013 Replacement Term Loan Commitments of such 2013 Replacement Term Lender, as such amount may be adjusted from time to time in accordance with this Agreement and the Fifth Amendment and (viii) as to any Incremental Term Loan, the Incremental Term Loan Commitment of such Lender.

(iv) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of clause (b)(xiii) thereof, (B) deleting the word “minus” at the end of clause (b)(xiv) thereof and (C) adding a new clause (xv) immediately after clause (a)(xiv) as follows:

“(xv) any fees, expenses or charges incurred or paid in connection with the Fifth Amendment, in each case deducted in computing Consolidated Net Income, minus”.

(v) Clause (a) of the definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “1.00%” with “0.75%”.

(vi) Clause (b) of the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by (A) deleting the words “plus/minus” at the end of clause (xiii) thereof and (B) adding a new clause (xiv) immediately after clause (xiii) as follows:

“(xiv) any fees, expenses or charges incurred or paid in connection with the Fifth Amendment, in each case not deducted in computing Consolidated Net Income; plus/minus”

(vii) The definition of “Foreign Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding at the end of paragraph (a) in the penultimate sentence thereof: “(excluding any Excluded Swap Obligations)”.

(viii) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Funded Term B-1 Loan” in its entirety as follows:

“Funded Term B-1 Loan” means (a) prior to the Fifth Amendment Effective Date and the making of the 2013 Replacement Term B-1 Loans pursuant to the Fifth Amendment, the term B-1 loans made by the Lenders to the Company specified in Section 2.02(f) and (b) on and after the Fifth Amendment Effective Date and upon the making of the 2013 Replacement Term B-1 Loans pursuant to, and in accordance with the terms of, Section 2.01(b)(vii) and the Fifth Amendment, the 2013 Replacement Term B-1 Loans.

(ix) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Funded Term B-2 Loan” in its entirety as follows:

“Funded Term B-2 Loan” means (a) prior to the Fifth Amendment Effective Date and the making of the 2013 Replacement Term B-2 Loans pursuant to the Fifth Amendment, the term B-2 loans made by the Lenders to the Designated Borrower specified in Section 2.02(f) and (b) on and after the Fifth Amendment Effective Date and upon the making of the 2013 Replacement Term B-2 Loans pursuant to, and in accordance with the terms of, Section 2.01(b)(viii) and the Fifth Amendment, the 2013 Replacement Term B-2 Loans.

(x) The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding at the end of paragraph (a) in the penultimate sentence thereof: “(excluding any Excluded Swap Obligations)”.

(xi) The definition of “Secured Swap Contract” in Section 1.01 of the Credit Agreement is hereby amended by adding at the end thereof: “; provided that for the purposes of the Loan Documents in no circumstances shall any Excluded Swap Obligations constitute Obligations with respect to any Secured Swap Contract”.

(xii) Section 2.01(b) of the Credit Agreement is hereby amended by inserting the following clause (vii) at the end of said Section:

“(vii) On the Fifth Amendment Effective Date, each 2013 Replacement Term B-1 Lender with a 2013 Replacement Term B-1 Loan Commitment severally agrees to make to the Company a 2013 Replacement Term B-1 Loan denominated in Dollars in a principal amount equal to such 2013 Replacement Term B-1 Lender’s 2013 Replacement Term B-1 Loan Commitment in accordance with the terms and conditions of the Fifth Amendment (including by way of conversion of Refinanced Term B-1 Loans (as defined in the Fifth Amendment) into 2013 Replacement Term B-1 Loans).”

(xiii) Section 2.01(b) of the Credit Agreement is hereby amended by inserting the following clause (viii) at the end of said Section:

“(viii) On the Fifth Amendment Effective Date, each 2013 Replacement Term B-2 Lender with a 2013 Replacement Term B-2 Loan Commitment severally agrees to make to the Designated Borrower a 2013 Replacement Term B-2 Loan denominated in Dollars in a principal amount equal to such 2013 Replacement Term B-2 Lender’s 2013 Replacement Term B-2 Loan Commitment in accordance with the terms and conditions of the Fifth Amendment (including by way of conversion of Refinanced Term B-2 Loans (as defined in the Fifth Amendment) into 2013 Replacement Term B-2 Loans).”

(xiv) Section 2.06(b) of the Credit Agreement is hereby amended by inserting the following clause (vi) at the end of said Section:

“(vi) The 2013 Replacement Term Loan Commitment of the Designated 2013 Replacement Term Lender and each 2013 Converting Lender (other than any obligation of a 2013 Converting Lender to fund the Designated 2013 Replacement Term Lender in respect of any New 2013 Replacement Term Loan Commitment) shall terminate in its entirety on the Fifth Amendment Effective Date (after giving effect to the incurrence of the 2013 Replacement Term Loans on such date).”

(xv) Section 2.07(iii) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iii) Funded Term B-1 Loans. The Company shall pay to each Funded Term B-1 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the Fifth Amendment Effective Date but prior to the Maturity Date, the principal amount of all Funded Term B-1 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of Funded Term B-1 Loans on the Fifth Amendment Effective Date, after giving effect to the Fifth Amendment (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for Term B-1 Loans, the principal amount of all Funded Term B-1 Loans in an amount equal to the aggregate principal amount of all Funded Term B-1 Loans outstanding on such date.”

(xvi) Section 2.07(iv) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iv) Funded Term B-2 Loans. The Designated Borrower shall pay to each Funded Term B-2 Lender (i) on the last Business Day of each fiscal quarter of the Parent occurring after the Fifth Amendment Effective Date but prior to the Maturity Date, the principal amount of all Funded Term B-2 Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of Funded Term B-2 Loans on the Fifth Amendment Effective Date, after giving effect to the Fifth Amendment (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for Term B-2 Loans, the principal amount of all Funded Term B-2 Loans in an amount equal to the aggregate principal amount of all Funded Term B-2 Loans outstanding on such date.”

(xvii) Section 2.09(c) of the Credit Agreement is hereby amended by (1) replacing the reference to “Initial Funding Date” with “Fifth Amendment Effective Date” and (2) replacing the reference to “twelve-month anniversary” with “six-month anniversary”.

(xviii) Section 7.11 of the Credit Agreement is hereby amended by inserting the following clause (c) after clause (b):

“Use the proceeds of the 2013 Replacement Term B-1 Loans incurred on the Fifth Amendment Effective Date to repay and/or replace all Initial Term B-1 Loans outstanding immediately prior to the Fifth Amendment Effective Date and use the proceeds of the 2013 Replacement Term B-2 Loans incurred on the Fifth Amendment Effective Date to repay and/or replace all Initial Term B-2 Loans outstanding immediately prior to the Fifth Amendment Effective Date.”

(xix) Section 9.03 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

“Notwithstanding the foregoing or anything to the contrary in this Agreement or any other Loan Document, in no circumstances shall proceeds of any Collateral constituting an asset of a Loan Party which is not a Qualified ECP Guarantor be applied towards the payment of any Obligations under Secured Swap Contracts.”

(xx) Section 2.01(d)(i)(B)(x) of the Credit Agreement is hereby amended by (1) replacing the reference to “$100,000,000” with “$250,000,000”.

SECTION 2. Conditions of Effectiveness of this Fifth Amendment. This Fifth Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived) (such date, the “Fifth Amendment Effective Date”):

(a) the Borrowers, the Parent, the other Guarantors, the Administrative Agent, the Required Lenders and the 2013 Replacement Term Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Matthew Walker (2013ProjectGalaxyReplacementTL@whitecase.com; facsimile number 212-354-8113), counsel to the Administrative Agent;

(b) the Borrowers shall have paid, by wire transfer of immediately available funds, (i) to DBSI, all fees payable pursuant to the Fifth Amendment Fee Letter, and (ii) to the Administrative Agent, for the ratable account of each Existing Lender, all accrued but unpaid interest on the Refinanced Term Loans through the Fifth Amendment Effective Date;

(c) on the Fifth Amendment Effective Date and after giving effect to this Fifth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the on the Fifth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(d) the Administrative Agent shall have received from the Company a certificate executed by a Responsible Officer of the Company, certifying compliance with the requirements of preceding clause (c);

(e) the Administrative Agent shall have received from the Parent a solvency certificate from the chief financial officer of the Parent (after giving effect to the incurrence of the 2013 Replacement Term Loans on the Fifth Amendment Effective Date and the application of the proceeds thereof) substantially in the form of the solvency certificate delivered on the Effective Date pursuant to Section 5.01(i) of the Credit Agreement;

(f) the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of each of the Borrowers and each other Loan Party;

(g) there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrowers, the Parent and the other Guarantors approving and authorizing the execution, delivery and performance of this Fifth Amendment and the Form of Acknowledgement and Confirmation attached hereto as Exhibit A, certified as of the Fifth Amendment Effective Date by a Responsible Officer as being in full force and effect without modification or amendment (B) confirmation that the constituent documents of the Borrowers, the Parent and the other Guarantors have not changed since they were last delivered to the Administrative Agent or its counsel or copies of any such constituent documents and (C) good standing certificates for the Borrowers, the Parent and the other Guarantors from the jurisdiction in which they are organized; and

(h) the Administrative Agent shall have received opinions as to US law from Wilmer Cutler Pickering Hale and Dorr LLP, legal counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the 2013 Replacement Term Lenders and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

Notwithstanding anything to the contrary herein, the parties hereto acknowledge and agree that the amendments to the Credit Agreement contemplated by Sections 1(b)(iv), (vi), (vii), (x), (xi), (xix) and (xx) of this Fifth Amendment, and the addition of the definitions of “Commodity Exchange Act”, “Excluded Swap Obligation”, “Qualified ECP Guarantor” and “Swap Obligation” pursuant to Section 1(b)(i) of this Fifth Amendment, shall in each case only become effective on the Fifth Amendment Effective Date following the refinancing of all Refinanced Term Loans with 2013 Replacement Term Loans.

SECTION 3. Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 11.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment and all other documents and instruments delivered in connection herewith.

SECTION 4. Remedies. This Fifth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Representations and Warranties. To induce the Administrative Agent and the 2013 Replacement Term Lenders to enter into this Fifth Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the 2013 Replacement Term Lenders on and as of the Fifth Amendment Effective Date that, in each case:

(a) this Fifth Amendment has been duly authorized, executed and delivered by it and each of this Fifth Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent;

(b) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both immediately before and after giving effect to this Fifth Amendment; and

(c) the 2013 Replacement Term Loans have been incurred in compliance with the requirements of Section 11.01 of the Credit Agreement.

SECTION 6. Consent. Each of the Borrowers hereby consents to the assignment of any Refinanced Term Loans to any 2013 Replacement Term Lender who is not an Existing Lender in accordance with the 2013 Replacement Term Loan Commitment Schedule.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Fifth Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fifth Amendment; (ii) the 2013 Replacement Loans shall constitute “Term Loans” for all purposes under the Credit Agreement and (iii) each 2013 Replacement Term Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fifth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Fifth Amendment.

(c) The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8. Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 9. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

SECTION 10. Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Fifth Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

BORROWERS:

SS&C TECHNOLOGIES, INC.

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Senior Vice President and Treasurer

SS&C TECHNOLOGIES HOLDINGS EUROPE

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Type A Manager

PARENT:

SS&C TECHNOLOGIES HOLDING, INC.

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Fifth Amendment to SS&C Credit Agreement

GUARANTORS:

SS&C TECHNOLOGIES NEW JERSEY, INC.

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Vice President and Treasurer

FINANCIAL MODELS COMPANY LTD.

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Vice President and Treasurer

PC CONSULTING, INC.

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Vice President and Treasurer

GLOBEOP FINANCIAL SERVICES LLC

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Management Committee Member

SS&C EUROPEAN HOLDINGS

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Type A Manager

SS&C TECHNOLOGIES IRELAND LIMITED

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Director

FINANCIAL MODELS CORPORATION LIMITED

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Director

SS&C TECHNOLOGIES LIMITED

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Director

GLOBEOP FINANCIAL SERVICES LIMITED

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Director

GLOBEOP FINANCIAL SERVICES (SWITZERLAND) AG

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Member

GLOBEOP FINANCIAL SERVICES (CAYMAN) LIMITED

By:	/s/ Patrick Pedonti
	Name:	Patrick Pedonti
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Replacement Term Lender and Designated 2013 Replacement Term Lender

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

NAME OF INSTITUTION*

, as a Replacement Term Lender

By:
Name:
Title:

*	Signed by each Replacement Term Lender

Signature Page to Fifth Amendment to SS&C Credit Agreement

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Fifth Amendment, dated as of June 10, 2013 (the “Fifth Amendment”), to the Credit Agreement, dated as of March 14, 2012 (as amended, the “Credit Agreement”), by and among SS&C TECHNOLOGIES HOLDINGS, INC., a Delaware corporation (the “Parent”), SS&C TECHNOLOGIES INC., a Delaware corporation (the “Company”), SS&C TECHNOLOGIES HOLDINGS EUROPE, a société à responsabilité limitée organized under the laws of Luxembourg, having its registered office at 9-11, rue de Louvigny, L-1946 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under number B163.061 (the “Designated Borrower”, and together with the Company, the “Borrowers” and each a “Borrower”), certain subsidiaries of the Parent party hereto as guarantors (together with the Parent, the “Guarantors”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), and as designated 2013 Replacement Term Lender (in such capacity, the “Designated 2013 Replacement Term Lender”), and each 2013 Converting Lender (as defined in the Fifth Amendment). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Fifth Amendment, as applicable.

2. Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Fifth Amendment. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party, after giving effect to the Fifth Amendment:

(a) all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 6.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, to the extent provided in such Loan Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

SS&C TECHNOLOGIES, INC.

By:
	Name:	Patrick Pedonti
	Title:	Senior Vice President and Treasurer

SS&C TECHNOLOGIES HOLDINGS EUROPE

By:
	Name:	Patrick Pedonti
	Title:	Type A Manager

PARENT:

SS&C TECHNOLOGIES HOLDING, INC.

By:
	Name:	Patrick Pedonti
	Title:	Senior Vice President, Chief

Signature Page to Acknowledgment and Confirmation - Fifth Amendment to SS&C Credit Agreement

GUARANTORS:

SS&C TECHNOLOGIES NEW JERSEY, INC.

By:
	Name:	Patrick Pedonti
	Title:	Vice President and Treasurer

FINANCIAL MODELS COMPANY LTD.

By:
	Name:	Patrick Pedonti
	Title:	Vice President and Treasurer

PC CONSULTING, INC.

By:
	Name:	Patrick Pedonti
	Title:	Vice President and Treasurer

GLOBEOP FINANCIAL SERVICES LLC

By:
	Name:	Patrick Pedonti
	Title:	Management Committee Member

Signature Page to Acknowledgment and Confirmation - Fifth Amendment to SS&C Credit Agreement

SS&C EUROPEAN HOLDINGS

By:
	Name:	Patrick Pedonti
	Title:	Type A Manager

SS&C TECHNOLOGIES IRELAND LIMITED

By:
	Name:	Patrick Pedonti
	Title:	Director

FINANCIAL MODELS CORPORATION LIMITED

By:
	Name:	Patrick Pedonti
	Title:	Director

SS&C TECHNOLOGIES LIMITED

By:
	Name:	Patrick Pedonti
	Title:	Director

GLOBEOP FINANCIAL SERVICES LIMITED

By:
	Name:	Patrick Pedonti
	Title:	Director

Signature Page to Acknowledgment and Confirmation - Fifth Amendment to SS&C Credit Agreement

GLOBEOP FINANCIAL SERVICES (SWITZERLAND) AG

By:
	Name:	Patrick Pedonti
	Title:	Member

GLOBEOP FINANCIAL SERVICES (CAYMAN) LIMITED

By:
	Name:	Patrick Pedonti
	Title:	Member

Signature Page to Acknowledgment and Confirmation - Fifth Amendment to SS&C Credit Agreement